SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report: June 16, 1997 - Commission File No. 0-17746
                          -------------                       -------

                         SAFE AID PRODUCTS INCORPORATED
          _____________________________________________________________
             (Exact name of Registrant as specified in its Charter)

          Delaware                                          22-2824492
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(State or other jurisdiction of                       (IRS Employer ID No.)
incorporation or organization)

c/o Lazer, Aptheker, Feldman,
  Rosella & Yedid, LLP
225 Old Country Road
Melville, New York                                          11747
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(Address of principal executive                          (Zip Code)
offices)

Registrant's telephone number,                         (516) 364-3887
including area code:                             -------------------------------


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                             STATUS OF JOINT VENTURE
                             -----------------------


Item 5.  Other Events
---------------------

In connection with the joint venture between CC Plus and the Company for the development of nasally administered aspirin, the Company has received communication from CC Plus indicating that CC Plus does not believe it is required to expend $500,000 towards the development and marketing of the Product and further indicating its intent not to pursue the matter any further. The Company disputes the position of CC Plus and is exploring its options. No further action will be taken on the development of the Product through the joint venture until these issues are resolved.

                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SAFE AID PRODUCTS INCORPORATED

                                                 By: s/Stanley Snyder
                                                    -------------------------
                                                    Stanley Snyder, President


"Dated:  June 16, 1997"